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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               SEPTEMBER 16, 2003
                                 Date of Report

                               LENNAR CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


          DELAWARE                 1-11749               95-4337490
(State or Other Jurisdiction     (Commission           (IRS Employer
      of Incorporation)          File Number)      Identification Number)


    700 NORTHWEST 107TH AVENUE, MIAMI, FLORIDA                   33172
     (Address of Principal Executive Offices)                  (Zip Code)


                                 (305) 559-4000
              (Registrant's Telephone Number, Including Area Code)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

Exhibit No.                Description of Document
-----------                -----------------------
99.1                       Press release issued by Lennar Corporation on September 16, 2003


ITEM 9. REGULATION FD DISCLOSURE (BEING PROVIDED UNDER ITEM 12).

      On September 16, 2003, Lennar Corporation (the "Company") issued a press release containing information about its results of operations for the third fiscal quarter, which ended on August 31, 2003. A copy of this press release is filed as an exhibit to this Report.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2003

                           Lennar Corporation
                           -------------------
                              (Registrant)

                           By: /s/ Bruce E. Gross
                               -------------------------------------------------
                               Name:   Bruce E. Gross
                               Title: Vice President and Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit No.                Description of Document
-----------                -----------------------
99.1                       Press release issued by Lennar Corporation on September 16, 2003.